Mezzanine Capital (FY)	12 Months Ended
Dec. 31, 2024
Temporary Equity Disclosure [Abstract]
Mezzanine Capital
Note 12. Mezzanine Capital
Predecessor period
The redemption of Class PCTA Units or Class I Units is not solely in control of the Company and, as such, both classes of units are considered redeemable at the option of the holder. The Class PCTA Units are probable of becoming redeemable and the Class I Units are currently redeemable. As such, these units are accreted to redemption value at each reporting date.
Valuation
Class PCTA Units are valued on a monthly basis to align with the underlying value of the PCT stock. Changes in the redemption value (e.g., fair value) are recognized immediately as they occur and the carrying value of the instrument is adjusted to equal the redemption value at the end of each reporting period. Class I Units are valued on a quarterly basis based on the underlying fair value of the ESG Fund.
Voting
Class PCTA Units carry the right to hold, vote and dispose of the Company’s investment in the related shares of PCT common stock. All Class PCTA Units are held by Innventure1 LLC (“Innventure1”). Class I Units carry the right to hold, vote and dispose of the Company’s partnership interest in the ESG Fund with respect to its General Partner (“GP”) affiliated commitment. Class I Units are held by WE-INN LLC. The holders of units of any other class are not permitted to vote on matters specific to the Class PCTA or Class I Units.
Liquidation Preference
Distributions to Class PCTA and Class I Unit holders are based on their ownership percentage of the respective class.
Redemption
The Company will distribute unencumbered shares of PCT common stock, held in connection with the Class PCTA Units back to Innventure1, as the original contributing member, and at the election of Innventure1. When this occurs, Innventure1 is obligated to either invest the after-tax net proceeds into the Company or contribute the shares of PCT common stock (an in-kind capital contribution) back to the Company in exchange for Class B-1 Preferred Units. With respect to up to 1,000,000 Class PCTA Units, Innventure1 is obligated to acquire Class B-1 Preferred Units after the achievement of certain operational milestones at PCT.
The in-kind capital contributions will correspond to the release of the Company’s obligations under a contractual lock-up agreement related to PCT’s common stock and will be equal to the product of the weighted average per share closing price for one share of PCT common stock for each full trading day during the 30-day period ending on the date of such transfer and multiplied by 0.8. There is no maximum amount the Company could be required to pay if the instrument is redeemed.
The Company will distribute the Class I investments held by Innventus ESG Fund I, L.P., to the investor in-kind at the election of WE-INN LLC. There is no maximum amount that the Company could be required to pay if the instrument is redeemed.